UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2007

NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12534 (Commission File Number)	72-1133047 (I.R.S. Employer Identification No.)
363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas 77060
(Address of principal executive offices)
Registrant’s telephone number, including area code: (281) 847-6000
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Amended and Restated 2004 Omnibus Stock Plan

     On February 21, 2007, Newfield Exploration Company (“Newfield”) filed a current report on Form 8-K (the “Initial Report”) to disclose, among other matters, that the Board of Directors of Newfield had approved the Amended and Restated Newfield Exploration Company 2004 Omnibus Stock Plan (the “Plan”). An incorrect version of the Plan was inadvertently filed as Exhibit 10.1 to the Initial Report. The sole purpose of this amendment to the Initial Report is to file the correct version of the Plan. The correct version of the Plan is filed herewith as Exhibit 10.1 and such correct version hereby replaces in its entirety the version of the Plan filed as Exhibit 10.1 to the Initial Report.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits

10.1	Amended and Restated Newfield Exploration Company 2004 Omnibus Stock Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY
Date: February 28, 2007	By:	/s/ BRIAN L. RICKMERS
Brian L. Rickmers
Controller

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Newfield Exploration Company 2004 Omnibus Stock Plan